Microsoft Word 10.0.2627;WESTLAND DEVELOPMENT CO., INC.
                            401 Coors Boulevard, N.W.
                          Albuquerque, New Mexico 87121

          PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on October 31, 2003

The Annual Meeting of Shareholders of WESTLAND DEVELOPMENT CO., INC. (the "Company") will be held on October 31, 2003, at the Sheraton Old Town, 800 Rio Grande Blvd., N.W., Albuquerque,
New Mexico 87104, at 8:00 a.m., New Mexico time, to act upon the following:

1. To elect three Class A Directors; and

2. To consider such other business as may properly come before the Annual
Meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the Annual Meeting. Only shareholders of record at the close of business on September 15, 2003, are entitled to vote at the Annual Meeting. Shares cannot be voted unless a signed proxy is provided or other arrangements are made by the record owner(s) to have the shares represented at the Meeting.

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. WESTLAND HAS FURNISHED FOR YOUR CONVENIENCE A PRE-ADDRESSED, STAMPED ENVELOPE. PLEASE MAIL IN YOUR PROXY TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY WILL SAVE WESTLAND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM AT THE ANNUAL MEETING.

Sincerely

DAVID C. ARMIJO, Secretary

Albuquerque, New Mexico, September 15, 2003

                                 PROXY STATEMENT

                         WESTLAND DEVELOPMENT CO., INC.
                            401 Coors Boulevard, N.W.
                          Albuquerque, New Mexico 87121

                         PERSONS MAKING THE SOLICITATION

The Board of Directors (the "Board") of Westland Development Co., Inc. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held on October 31, 2003, in the Sheraton Old Town, 800 Rio Grande Blvd., N.W., Albuquerque,
New Mexico, at 8:00 a.m., New Mexico time, and at any postponement(s) or adjournment(s) of the Annual Meeting.

                             METHOD OF SOLICITATION

Solicitation will be made primarily by mail, commencing on or about October 1, 2003, but may also be made by telephone or oral communications by directors, officers and employees of the Company. In addition, the Company may make arrangements with and compensate up to approximately 60 individuals to assist in the solicitation. No agreements with such persons have been made, so the Company cannot identify these persons at the present time, but the Company anticipates paying such individuals approximately $7.00 per hour, and may reimburse out-of-pocket expenses incurred by these persons. The Company estimates that the total amount to be spent in connection with the solicitation, excluding salary paid to officers and regular employees may be from $30,000 to $100,000, depending on whether this solicitation is contested. The Company will pay all costs of its solicitation efforts.

                        PROXIES AND VOTING AT THE MEETING

A majority of the outstanding shares of the Company's No Par Value Stock and Class B Stock, counted in the aggregate, must be represented in person, or by proxy, at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on September 15, 2003, are entitled to vote at the Annual Meeting. Because many shareholders cannot attend the Annual Meeting, a large number must be represented by proxy. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Any proxies abstaining from voting will not be voted, but will be used in determining the presence of a quorum of shareholders. Unless other instructions are given, votes will be cast:

1. For the election of the three Class A Directors, to terms that will expire in 2006.

      To be elected a director, a nominee must receive the votes of a majority of the shares represented at the Meeting (counting No Par Value Stock and Class B Stock in the aggregate). According to the Company's bylaws, candidates must run for a specific seat on the Board. If no candidate for a specific seat receives a majority, the incumbent Director in that seat will remain on the Board. If, for any reason, any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

2. In the Proxy's discretion on the transaction of such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting.

To be passed, any other item that comes before the Annual Meeting must receive the affirmative vote of a majority of the votes cast in person and by proxy at the Meeting. Proposed Amendments to the Articles of Incorporation must receive the affirmative vote of a majority of all of the Company's issued and outstanding No Par Value Stock and Class B Stock.

Election inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. No person who is not the record owner or voting under appropriate authority granted by the record owner can vote shares of the Company's stock at the Annual Meeting. All returned proxies are counted toward the required quorum or the required percentages of shares present at the meeting for election of directors. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be counted for purposes of determining the existence of a quorum and will be voted by the proxy agents for management's nominees and in the agents' discretion on any other matter coming before the meeting.

Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Each unrevoked proxy will be voted at the Meeting.

In accordance with Company Bylaws, the Annual Meeting will be conducted in accordance with an agenda that will be conspicuously posted at the Annual Meeting. Participation at the Meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 8:00 a.m.

                              ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect three Class A Directors to each serve a three-year term ending at the annual meeting of shareholders to be held in 2006. Following is a description of each of the Company's nominees for election as Class A directors and each of the other Company executive officers and directors. Included in the description of each director is that persons membership(s) in the Company's Executive and Disclaimer Committees. Each Westland Director is also a director of ESC, Inc., a New Mexico nonprofit corporation established by the Company to hold certain cemetery lands donated to it to be operated for the benefit of the Atrisco heirs. The Company's Board of Directors has delegated to the Executive Committee the authority to make all decisions for the Company in all matters other than those specifically prohibited by the New Mexico Business Corporation Act. The Company has no Audit Committee separate from the full board of Directors.

Management's Nominees for Election of Class A Director

The Board of Directors of the Company has nominated Ms. Barbara Page, Mr. Polecarpio (Lee) Anaya and Mr. Charles V. Pena to continue representing the Company as Class A Directors, positions they currently hold. Each of them is running for the seat he or she presently holds. Each of the nominees has consented to be nominated and to serve if elected.

Barbara Page has been a Director, a member of the Executive Committee and Westland's President and Chief Executive and Chief Financial Officer since 1989. Ms. Page is a member of the Albuquerque Economic Forum, is a member of National Association of Industrial and Office Properties, is a board member of Albuquerque Economic Development Inc., and is also a member of the Albuquerque Chamber of Commerce, the Albuquerque West Side Association, the Albuquerque Hispano Chamber of Commerce and New Mexico Home Builders Association. Ms. Page also serves on the Advisory Board of Eclipse Aviation, a corporation whose business is the development of a new executive type aircraft to be manufactured on Albuquerque's West Side.

Polecarpio (Lee) Anaya has been a Director, the Company's Executive Vice President and Assistant Secretary/Treasurer since 1989. Mr. Anaya has served as Chairman of the Executive Committee since 1989. Mr. Anaya served as a member of the Town of Atrisco Board of Trustees from 1954 through 1959. From 1958 until his retirement in March of 1996, Mr. Anaya owned and operated Lee's Conoco and Lee's American Parts in Albuquerque.

Charles V. Pena has been a Director since 1996. He is a member of the Company's Disclaimer Committee. Mr. Pena retired from Safeway stores after 19 years in that employment. During part of that time, he was a member of the Retail Clerk's Union where he sat on two negotiating committees and twice ran for the Presidency of the Union. Mr. Pena attended the University of New Mexico and the University of Albuquerque, majoring in business courses. Since 1993, Mr. Pena has owned and operated CJs New Mexican Food Restaurant in Albuquerque, New Mexico.

BIOGRAPHICAL INFORMATION FOR OTHER DIRECTORS AND OFFICERS.

Continuing Class B Directors: Terms will expire in 2004

Sosimo Sanchez Padilla is Chairman of the Board of Directors. Mr. Padilla has served as a Director since 1971 and has been the Chairman of the Board of Directors for the last 14 years and is a member of the Company's Executive Committee. Mr. Padilla has been retired from Albuquerque Publishing Company for more than 13 years. Mr. Padilla has served on the State of New Mexico Border Research Institute Support Council and National Association of Industrial and Office Properties; was Chairman of the New Mexico Highway Commission from 1982 to 1986; served as a Trustee for the University of Albuquerque; also served as a Director of the Westside Albuquerque Chamber of Commerce; the Greater Albuquerque Chamber of Commerce, and the Albuquerque Hispano Chamber of Commerce. Mr. Padilla was a founder of and for more than 20 years served as a Director of the Bank of New Mexico.

Carlos Saavedra has served as a Director since 1989. Dr. Saavedra is a member of the Company's Disclaimer Committee. Dr. Saavedra served in the military during the Korean War and received an honorable discharge from service. Dr. Saavedra has served as a member of the Historic Research Committee for the Petroglyph National Monument, the National Advisory Board on Child Nutrition, the Ethnic Heritage Studies Task Force, the Board of Directors of the La Compania de Teatro de Alburquerque and the Albuquerque Westside Coalition of Businesses. He holds degrees as follows: B.S. in Education, M.A. in School Administration, Ed.S. in Bilingual Education, and Ed.D. in linguistics. Until his retirement in 1985, he was employed as a teacher, administrator and consultant for school systems in New Mexico, Colorado and California, and served as a consultant to the Ministries of Education in Caracas, Venezuela and Cochabamba, Bolivia. Dr. Saavedra received a Presidential Citation for Service Beyond the Call of Duty and is listed in the Who's Who of American Education. From 1989 to 2000 Dr. Saavedra owned and operated Aspen Country Florist in Albuquerque.

Joe S. Chavez has served as a Director since 1995. He is a member of the Company's Disclaimer Committee. Mr. Chavez served on the Petroglyph National Monument Advisory Committee. For more than the past decade, Mr. Chavez has been a co-owner of Regina's Dance Studio, a business specializing in the sale of gymnastics equipment costume and ballet apparel and coordination of dance performances and other functions. Mr. Chavez was employed as a Sales Consultant with Casey Luna Ford. For more than the past nine years he has been employed by Galles Chevrolet as sales manager and director of the used car department. Mr. Chavez was instrumental in the incorporation and coordination of EIQW
(Employment Involvement and Quality of Work Life). Mr. Chavez was employed for 20 years by Kimbell Co., OBA Foodway, as Manager Director of store operations. Mr. Chavez served in the Naval Reserve as Front Line Operations, Hydraulics Structural-Line Trouble Shooter.

Continuing Class C Directors: Terms Expire in 2005*

David C. Armijo has been a Director since 1976 and Secretary and Treasurer since 1989. Mr. Armijo is President and Chairman of the Board of California All Risk Insurance Agency, Inc., in Los Angeles, California. He is a member of the Board of Directors of the Lockheed Martin Aircraft Overseas Association, the San Gabriel Valley Medical Center, Planning Commissioner for the City of San Gabriel, California, and Chairman of the Finance and Insurance Committee of the Garibaldina Society of California. Mr. Armijo holds a Bachelor of Arts Degree in Business Administration from the University of California at Berkeley. During World War II, Mr. Armijo was assigned as Civilian Technician to the Eighth Air Force in Europe, and subsequently as Eastern Representative for Lockheed. Mr. Armijo is a licensed pilot. Mr. Armijo holds A&B Licenses as well as an Aircraft Radio Telephone License.

Josie G. Castillo, has been a Director since 1984, and served as the Company's Treasurer from 1985 to 1989. She is a member of the Company's Executive Committee. From 1983 until her retirement in 1995, she was employed by the Human Services Department of the State of New Mexico in Albuquerque, New Mexico.

* Mr. Carmel Chavez, who was reelected as a Class C Director at the last annual meeting of shareholders, died during fiscal year 2003. He served as a Director from inception of the Company in 1967 to the day of his death. He was a signer of the Proposal for Conversion of Town of Atrisco to Westland Development Co., Inc. and was one of the Company's incorporators. He served the Company in many capacities and will be sorely missed. At the date of this Statement, no person has been nominated or appointed to replace Mr. Chavez on the Board to serve out the time remaining on his term of office.

Officers:

As stated above, Mr. Sosimo S. Padilla is the Chairman of the Board of Directors, Ms. Barbara Page is the President, Chief Executive Officer and Chief Financial Officer, Mr. Lee Anaya is the Executive Vice President and Assistant Secretary/Treasurer, and Mr. David C. Armijo is the Secretary/Treasurer for the Company. Other officers of the Company are the following:

Leroy J. Chavez was appointed to the position of Vice President of Development on April 26, 1996. The Company has employed Mr. Chavez since August 1984, with his primary responsibility being the supervision of engineering and development related to the Company's properties. Mr. Chavez' responsibilities include the development of the Company's projects as well as the planning and zoning of its land holdings. Mr. Chavez holds a B.S. degree from the University of New Mexico in Civil Engineering. He is also the qualifying party for the Company's General Contractor's License.

Brent Lesley was appointed to the position of Vice President of Marketing on April 26, 1996. The Company has employed Mr. Lesley since May of 1986. Mr. Lesley's responsibilities are centered on the sale of real property, from undeveloped land to developed lots. Mr. Lesley's responsibilities also include overseeing the acquisition of property for the Company's income property portfolio and the procurement of project financing on both a construction and permanent basis. Mr. Lesley holds a B.S. degree from Iowa State University and an MBA degree from the University of New Mexico.

Fred Ambrogi was appointed to the position of Vice President in the Development Division on December 30, 1999. Mr. Ambrogi has been a Company employee since February 1993. Mr. Ambrogi's responsibilities primarily focus on the planning, design, oversight and coordination of specific Company development projects, including the negotiation, oversight and coordination of project related engineering and construction contracts. Mr. Ambrogi holds a B.F.A. degree from the University of New Mexico in Architecture. He has more than 24 years of experience in land development.

Linda Blair was appointed to the position of Vice President in 2002. Ms. Blair has been with the Company since 1985. She is the Company's Office Manager and she has the responsibility of managing the Company's three cemeteries. Ms. Blair graduated from Kent State University in 1972 with a B.A. degree in Spanish and Sociology.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company's No Par Value Stock and its Class B Stock are its only classes of voting securities outstanding. Only shareholders of record at the close of business September 15, 2003, will be entitled to vote at the Annual Meeting and at any adjournment thereof. On September 15, 2003, there were issued and outstanding 712,530 shares of No Par Value Stock and 85,100 shares of Class B Stock, each of which is entitled to one vote on each matter coming before the Meeting.

Security Ownership of Certain Beneficial Owners and Management:

The following table sets forth, as of September 15, 2003, the beneficial ownership of No Par Value Stock and Class B Stock by each nominee and each present Director of the Company and by all officers and Directors as a group. The information as to beneficial stock ownership is based on data furnished by each person. Each person has sole voting and investment power as to all shares unless otherwise indicated. No person is known by the Company to own beneficially 5% or more of its issued and outstanding equity securities.

NOTE: "Beneficial ownership" of stock, as defined by the Securities and Exchange Commission, includes stock which is not outstanding and not entitled to vote or receive dividends, but which an individual has the right to acquire within 60 days pursuant to a vested stock option. There are no unexercised stock options now issued or outstanding and there is no current intent by Management to issue any options in the future.



                                  NO PAR SHARES            CLASS B SHARES
                                 ---------------           --------------
                                Amount      Percent       Amount      Percent
                                 and          of           and          of
                              Nature of      Class      Nature of      Class
                              Beneficial  Beneficially  Beneficial  Beneficially
                              Ownership      Owned      Ownership      Owned
                              ---------      -----      ---------      -----

CLASS "A" DIRECTORS (1)

Barbara Page                    2,647           *           11,800     13.87
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Polecarpio (Lee) Anaya             70           *              500       *
1815 Sunset Gardens Rd., S.W.
Albuquerque, N.M. 87105

Charles V. Pena                   100           *              500       *
2312 Britt St., N.E.
Albuquerque, N.M. 87112

CLASS "B" DIRECTORS

Sosimo S. Padilla               2,308(2)        *           20,700     24.32
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Joe S. Chavez                     250           *              200       *
3901 Donald Rd., S.W.
Albuquerque, N.M. 87105

Carlos Saavedra                   141           *                0       *
220 Tohatchi, N.W.
Albuquerque, N.M. 87104

CLASS "C"' DIRECTORS

David C. Armijo                 3,132           *            5,500      6.46
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Josie Castillo                    738           *            9,500     11.16
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

OFFICERS:

Leroy J. Chavez (3)                 0           *                0       *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Brent Lesley (3)                    0           *                0       *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Fred Ambrogi (3)                    0           *                0       *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Linda Blair (3)                     0           *                0       *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Directors and Officers
as a group (12 people)          9,386(1-3,*)   1.3 (1-3)    48,700     57.23

1) Each of the Class A Directors is Management's nominee for Director at the Annual Meeting of Shareholders. 2) Of which, 46 shares are owned by Mr. Padilla's wife. 3) These officers are not lineal descendants of an incorporator of the Town of Atrisco, New Mexico, and cannot own Company's shares.

      * Represents less than 1% of the issued No Par Value common shares. The total of all of the No Par Shares and Class B Shares owned by the Company's Officers and Directors as a group is approximately 8.12% of all such shares that might be voted at the Annual Meeting of Shareholders.

Beneficial Ownership Reporting Requirements.

All Directors timely filed all required Forms 4 relating to and acquisition or disposition of shares during the year.

The Executive Officers and the Directors of the Company are:

                  Name                Position                             Age
                  ----                --------                             ---
  Sosimo S. Padilla          Chairman of the Board of Directors             73
                                    since July 25, 1989,
                                    Director since 1971
  Barbara Page               President, Chief Executive                     69
                                    Officer President and Director
                                    since July 25, 1989
  Polecarpio (Lee) Anaya     Executive Vice President and Director          72
                                    since July 25, 1989
  David C. Armijo            Secretary and Treasurer since                  86
                                    July 25, 1989, Director
                                    since 1976.
  Josie G. Castillo          Director since 1984                            71
  Joe S. Chavez              Director since 1995                            65
  Charles V. Pena            Director Since 1996                            51
  Carlos Saavedra            Director since 1989                            76
  Leroy J. Chavez            Vice President of Development                  42
                                    since 1996
  Brent Lesley               Vice President of Marketing                    43
                                    since 1996
  Fred Ambrogi               Vice President in Development                  53
                                    since 1999
  Linda Blair                Vice President and Office Manager              52

Mr. Carmel Chavez, who had served as a Director since the Company was incorporated as a for profit corporation in 1967, died during the year. At the time of this Statement no one had been nominated or appointed by the Board of Directors to replace Mr. Chavez and to fill out the time remaining in his term.

Family relationships:

None of the Directors, nominees or other Officers of the Company is related (as first cousins or closer) by blood, marriage or adoption to any other Director, nominee, or Officer.

Meetings of the Board

The Board holds regular meetings monthly and special meetings as the business of the Company requires. During the past fiscal year the Board held 12 regular meetings, and one special meeting. All Board members, with the exception of Mr. Anaya who was ill during part of the year, attended 90% of all directors meetings. Mr. Anaya attended at least 75% of the meetings. Mr. Carmel Chavez attended all but one meeting held prior to his death.

Board Committees

The Company has no nominating or compensation committees, but does have an Executive Committee consisting of Mr. Sosimo Sanchez Padilla, Mr. Polecarpio
(Lee) Anaya, Ms. Barbara Page, and Mrs. Josie Castillo. Pursuant to the Company's Bylaws, the Executive Committee performs those functions delegated to it by the Board. The Executive Committee did not meet during the past fiscal year.

The Company has no Audit Committee and the entire board considers all audit and financial matters.

The Company has an Insider Transfer Committee to review for fairness the purchase or sale of its stock by board members of other insiders. Members of this Committee are Mr. Joe S. Chavez, Mr. Charles V. Pena, and Mrs. Josie Castillo.

ECS, Inc. (formerly El Campo Santo, Inc.)

ECS, Inc., is a wholly owned non-profit corporation that owns, manages and operates 3 cemeteries maintained by the Company. The members of Westland's board of directors are also the board of directors of this subsidiary.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation for the fiscal year ended June 30, 2003, 2002 and 2001, including bonuses and deferred cash compensation (if any), of the certain Directors, the Company's Chief Executive Officer and the three other highest paid executive officers:

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                                                           (e)
(a)                             (b)     (c)     (d)       Other           (f)
Name and                                                  Annual         Other
Principal                             Salary    Bonus  Compensation Compensation
Position                        Year    ($)      ($)        ($)          ($)
----------                      ----   ----      ---       -----        -----

Barbara Page (1)(2) .........   2003  110,000     --      13,967       148,380
President, CEO and Director .   2002  110,000     --      13,967       154,871
                                2001  110,000     --      13,967         7,918

Leroy J. Chavez .............   2003   81,054   20,000      --            --
Vice President of ...........   2002   73,308     --        --            --
Development .................   2001   59,701   17,700      --            --

Polecarpio (Lee) Anaya (1)(3)   2003     --     52,906    47,776        13,408
Executive Vice President ....   2002     --       --      47,776          --
and Director ................   2001     --       --      47,776          --

Sosimo S. Padilla (l)(3) ....   2003     --     52,906    47,776          --
Chairman of the Board .......   2002     --       --      47,776          --
of Directors ................   2001     --       --      47,776          --
-------------------
1) Mr. Padilla and Mr. Anaya are each paid a Director's fee of $1,400 per month. Ms. Page is paid a Director's fee of $ 1,100 per month.
2) Includes the Company paid premium on a life insurance policy owned by Ms. Page and the income taxes thereon which the Company paid.
3) Mr. Padilla and Mr. Anaya are each paid $30,000 per year pursuant to consulting agreements.

No executive officer other than Ms. Page and Mr. Chavez received $100,000 or more in total annual compensation and bonuses during the past three fiscal years.

There were no options issued or outstanding at any time during the fiscal year relating to the purchase of shares of any Class of the Company's securities by members of the Board of Directors.

During fiscal 2003, with the exception of Ms. Page, each director was paid a bonus. Mr. Padilla and Mr. Anaya each received $50,000 and the other directors each received $25,000. The Board of Directors offered Ms. Page a substantial increase in annual salary, which she declined.

Applicable New Mexico gross receipts taxes are added to all amounts paid to directors.

The Company has no long-term compensation arrangements with its directors other than those discussed herein.

Employment and Consulting Arrangements with Current Officers:

Since December of 1991 Ms. Page has been employed as the Company's President under a renewable five-year employment agreement. If Ms. Page is involuntarily terminated during the term of the agreement she shall be paid, in addition to any salary earned to the date of such termination, an amount of cash equal to six times the amount of her annual salary on the date of termination.

Mr. Padilla, the Company's Chairman, and Mr. Anaya, the Company's Executive Vice President, are each paid $30,000 per year for their services to the Company under renewable five year consulting agreements. If either Mr. Padilla's or Mr. Anaya's consulting agreement is involuntarily terminated during the term of the agreement, the person so terminated shall be paid an amount of cash equal to six times the annual compensation rate then in effect under the contract.

Each of Westland's Vice Presidents also have three year agreements with the Company providing that if they are involuntarily terminated each of them will be paid an amount equal to one year's salary.

Certain Transactions with Members of Management and Directors:

During fiscal 1990, the Company appointed Mr. David C. Armijo's California Al-Risk Agency as its broker to obtain all of the Company's insurance. Mr. Armijo has held a non-resident broker's license to sell insurance in the State of New Mexico since 1962. That agency received a total of $11,520 in commissions for the placement of the Company's insurance in fiscal 2003.

The Company reimburses Management for their out of pocket expenses for lobbying effort that any of them may spend on behalf of the Company.

Mr. Padilla, Mr. Anaya, Dr. Saavedra and Mr. Armijo were paid Director's fees of $1,400 per month and each other Director received a Director's fee of $ 1,100 per month.

In 1995, the Company purchased for Ms. Page a $500,000 insurance policy on her life with the beneficiaries being Ms. Page's heirs. Since 1995, the Company paid a total of $189,600 in premiums. The applicable taxable portion of the premiums were treated as income to Ms. Page and are reported herein in the discussion of Ms. Page's total compensation during fiscal 2003 appearing in the Summary Compensation Table.

During the year the Company's board of directors declared themselves the bonuses that are described in the Summary Compensation Table.

Following the end of the fiscal year, the board of directors authorized a severance package for any director who retired as a director. The amount offered is an amount equal to two years of the retiring directors annual director fees. As of September 15, 2003, no director had accepted the offer. The offer will expire at the board of directors meeting to be held in October of 2003.

Pension Plan:

Effective January 1, 1997, the Company established a Money Purchase Profit Sharing Deferred Compensation Plan (the "97 Plan") and abandoned the SEP-IRA plan, which it had established in 1991. No payments were made to the abandoned plan after fiscal 1997. Under the '97 Plan, the Company contributed up to 15% of the aggregate earnings of participating employees. During fiscal 2001, 2002 and 2003, $107,078, $94,819 and $124,224, respectively, were contributed by the Company pursuant to the '97 Plan.

Ms. Page, Mr. Leroy J. Chavez, Mr. Lesley, Mr. Ambrogi and Ms. Blair participate in all employee benefit plans and participate in any bonuses, which may be declared by the Board of Directors.

                                LEGAL PROCEEDINGS

Other than ordinary routine litigation incidental to the Company's business, the Company and/or members of its management are not currently parties in any legal proceedings.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the audit of the Company's financial statements included in the Annual Report to Shareholders and Annual Report on Form 10- KSB. A representative of Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

Audit Fees:

Audit fees billed to the Company by Grant Thornton LLP in regards to the year ended June 30, 2003 for audit of the Company's annual financial statements and review of those financial statements included in the Company's quarterly reports on Form 10-Q totaled $41,275 in 2003 and $32,050 in 2002.

Other Fees:

Fees billed to the Company by Grant Thornton LLP during the 2003 fiscal year for tax-related services, totaled $21,650. In 2002, these fees were $11,090.

The Board of Directors has not considered whether the provision of these services is compatible with the principal accountant's independence.

                     PROXY MATERIALS FOR NEXT ANNUAL MEETING

Shareholder proposals for consideration at the next Annual Meeting, which the Company expects to hold in September, October or November 2004, must be received by the Company no later than June 30, 2004. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                                 OTHER BUSINESS

The Board knows of no other business that is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy "I vote on those matters according to their judgment.

By Order of the Board of Directors

DAVID C. ARMJO, Secretary

Albuquerque New Mexico, September 15, 2003

ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 15, 2003. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO DAVID C. ARMIJO, SECRETARY, WESTLAND DEVELOPMENT CO., INC., 401 COORS BOULEVARD, N.W., ALBUQUERQUE, NEW MEXICO 87121.

                                      PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF WESTLAND DEVELOPMENT CO., INC. to be held on October 31, 2003, at the Sheraton Old Town, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico at 8:00 a.m.

This Proxy is solicited by Management. Management recommends that you vote "YES' for the election of each Management Candidate.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, Sosimo S. Padilla, Barbara Page, and Polecarpio (Lee) Anaya, and each of them, each with the power to appoint his or her substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of Westland Development Co., Inc. owned of record by the undersigned on September 15, 2003, at the 2003 Annual Meeting of Shareholders to be held on October 31, 2003, and at any postponement(s) or adjournment(s) thereof, for the election of three Class A Directors and to vote upon any other matters which may properly come before the Meeting, subject to any directions in this proxy.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF BARBARA PAGE, POLECARPIO (LEE) ANAYA AND CHARLES V. PENA AS CLASS A DIRECTORS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1.  ELECTION OF CLASS A DIRECTORS

      [  ]  VOTE MY STOCK FOR THE FOLLOWING THREE NOMINEES: BARBARA PAGE,
            POLECARPIO (LEE) ANAYA AND CHARLES V. PENA.

      [  ]  WITHHOLD AUTHORITY TO VOTE FOR ALL CANDIDATES LISTED ABOVE.

      INSTRUCTIONS: If you do not want your stock voted for any individual listed above, line through that Nominee's name.

2.  OTHER MATTERS THAT MAY COME BEFORE THE MEETING

      If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

      [  ] GRANTED

      [  ] WITHHELD

Sign below as your name is printed below. If your name is not printed below, sign your name as you normally sign your name and date your proxy.

------------------------
Signature

DATE ____________________ 2003

-------------------------
Signature of co-owner (if applicable)

DATE _________________________ 2003

When signing as attorney, executor, administrator, trustee or guardian, please identify the capacity of the signature. When signing for a corporation, please sign in full the corporation's name by President or other authorized officer. If signing for a partnership, please sign in the partnership name by authorized person. If anyone other than the shareholder(s) named above is signing this proxy, indicate the capacity in which you are signing.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN A SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.